UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2022

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 28, 2022, the United States Patent and Trademark Office’s Patent and Trial Appeal Board (“PTAB”) issued a Decision of Priority and Judgment in an interference declared on June 24, 2019, between Dr. Emmanuelle Charpentier, the University of Vienna and the University of California (collectively, “CVC”) and the Broad Institute, Inc., Massachusetts Institute of Technology, Inc. and President and Fellows of Harvard College (collectively, “Broad”) finding that Broad has priority over CVC with respect to the subject matter of the interference, which decision may be appealed by CVC. Intellia Therapeutics, Inc. (the “Company”) is a licensee of CVC’s patents involved in the interference.

In addition, on March 1, 2022, the Company issued a press release announcing that the first patient has been dosed with NTLA-5001, the Company’s ex vivo CRISPR/Cas9 genome edited product candidate for the treatment of acute myeloid leukemia.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, including without limitation, implied and express statements regarding Intellia’s beliefs and expectations regarding: its strategy, business plans and focus and the potential for appeal of the PTAB’s decision in the interference and its ability to develop or commercialize NTLA-5001, including conducting and completing clinical studies for NTLA-5001. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Each forward-looking statement in this Current Report on Form 8-K is based on management’s current expectations and beliefs and is subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by such forward-looking statement, including, without limitation, risks associated with: the risk that the PTAB’s decision may be upheld in appellate proceedings or the risk that CVC may not appeal the PTAB’s decision; the risk that the Company may not successfully develop or commercialize NTLA-5001, including conducting and completing clinical trials for NTLA-5001; and those other risks identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as well as any subsequent filings the Company makes with the SEC. In addition, any forward-looking statement represents the Company’s views only as of the date such statement is made and should not be relied upon as representing its views as of any subsequent date. Except as required by applicable law, the Company explicitly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future developments or otherwise. No representations or warranties, expressed or implied, are made about the accuracy of any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: March 4, 2022	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President